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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of AGL Resources Inc. on Form S-4 of our reports dated November 5, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of AGL Resources Inc. for the year ended September 30, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



/s/DELOITTE & TOUCHE LLP

Atlanta, Georgia
August 27, 1997